                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                January 29, 2002
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        0-15190                 13-3159796
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    (Address of principal executive offices)


                                 (631) 962-2000
              (Registrant's telephone number, including area code)


                                       N/A
                         (Former name or former address,
                         if changed since last report.)
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ITEM 5. OTHER EVENTS

      On January 29, 2002, OSI Pharmaceuticals, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7. EXHIBITS

   EXHIBIT NO.                  DESCRIPTION
   -----------                  -----------
       99           Press release, dated January 29, 2002.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 2002                     OSI PHARMACEUTICALS, INC.


                                      By:  /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)

                                  EXHIBIT INDEX


   EXHIBIT NO.                     DESCRIPTION
   -----------                     -----------
       99           Press release, dated January 29, 2002.